                                                                    EXHIBIT 10.1


                                    VisCorp

                   NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                          Effective as of May 6, 1996

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I ESTABLISHMENT....................................................    1
     1.1  Purpose..........................................................    1

ARTICLE II DEFINITIONS.....................................................    1
     2.1  "Affiliate"......................................................    1
     2.2  "Agreement" or "Option Agreement"................................    1
     2.3  "Board of Directors" or "Board"..................................    1
     2.4  "Change in Control"..............................................    1
     2.5  "Code" or "Internal Revenue Code"................................    2
     2.6  "Commission".....................................................    2
     2.7  "Committee"......................................................    2
     2.8  "Common Stock"...................................................    2
     2.9  "Company"........................................................    2
     2.10 "Director".......................................................    2
     2.11 "Disability".....................................................    3
     2.12 "Effective Date".................................................    3
     2.13 "Exchange Act"...................................................    3
     2.14 "Fair Market Value"..............................................    3
     2.15 "Grant Date".....................................................    4
     2.16 "NASDAQ".........................................................    4
     2.17 "Option".........................................................    4
     2.18 "Option Period"..................................................    4
     2.19 "Option Price"...................................................    4
     2.20 "Participant"....................................................    4
     2.21 "Plan"...........................................................    4
     2.22 "Public Offering"................................................    4
     2.23 "Representative".................................................    4
     2.24 "Rule 16b-3" or "Rule 16a-1(c)(3)"...............................    4
     2.25 "Securities Act".................................................    5

ARTICLE III ADMINISTRATION.................................................    5
     3.1  Committee Structure and Authority................................    5

ARTICLE IV STOCK SUBJECT TO PLAN...........................................    6
     4.1  Number of Shares.................................................    6
     4.2  Release of Shares................................................    6
     4.3  Restrictions on Shares...........................................    6
     4.4  Reasonable Efforts To Register...................................    6
     4.5  Adjustments......................................................    7
     4.6  Limited Transfer During Offering.................................    7



                                                                            Page
                                                                            ----
ARTICLE V OPTIONS..........................................................    7
     5.1  Eligibility......................................................    7
     5.2  Grant and Exercise...............................................    8
     5.3  Terms and Conditions.............................................    8
     5.4  Termination......................................................    9

ARTICLE VI MISCELLANEOUS...................................................   10
     6.1  Amendments and Termination.......................................   10
     6.2  General Provisions...............................................   10
     6.3  Special Provisions Regarding a Change in Control.................   12
     6.4  Delay............................................................   13
     6.5  Headings.........................................................   13
     6.6  Severability.....................................................   13
     6.7  Successors and Assigns...........................................   13
     6.8  Entire Agreement.................................................   13

                                      ii

                                    VisCorp

                   NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN


                                   ARTICLE I
                                   ---------

                                 ESTABLISHMENT
                                 -------------

     1.1  Purpose.  The VisCorp Non-employee Directors' Stock Option Plan
          -------
("Plan") is hereby established by VisCorp, a Nevada corporation ("Company"), effective as of May 6, 1996 ("Effective Date"). The purpose of the Plan is to promote the overall financial objectives of the Company and its stockholders by motivating directors of the Company who are not employees, to further align the interests of such directors with those of the stockholders of the Company and to achieve long-term growth and performance of the Company. The Plan and the grant of Options hereunder are expressly conditioned upon the Plan's approval by the stockholders of the Company to the extent required for an application of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and if such approval is not obtained, then the Plan and all Options granted thereunder shall be null and void ab initio.
         -- ------

                                  ARTICLE II
                                  ----------

                                  DEFINITIONS
                                  -----------

     For purposes of the Plan, the following terms are defined as set forth below:

     2.1  "Affiliate" means any individual, corporation, partnership, limited
           ---------
liability company, association, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company, including, without limitation, any member of an affiliated group of which the Company is a common parent corporation as provided in Section 1504 of the Code.

     2.2  "Agreement" or "Option Agreement" means, individually or collectively,
           ---------      ----------------
any agreement entered into pursuant to this Plan pursuant to which an Option is granted to a Participant.

     2.3  "Board of Directors" or "Board" means the Board of Directors of the
           ------------------      -----
Company.

     2.4  "Change in Control" means the happening of any of the following events
           -----------------
following a Public Offering: (a) any corporation, person or other entity (other than the Company, a majority-owned subsidiary of the Company or any of its subsidiaries, or an employee benefit plan (or related trust) sponsored or maintained by the Company), including a "group" as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of stock representing more than the greater of (1) twenty-five percent (25%) of the combined voting power of the Company's then outstanding securities or (ii) the percentage of the combined voting power of the Company's then outstanding securities which equals (A) ten percent (10%) plus (B) the percentage of the combined voting power of the Company's outstanding securities held by such corporation, person or entity on the Effective Date; (b)(i) the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation other than a majority-owned subsidiary of the Company, or to sell or otherwise dispose of all or substantially all of the Company's assets, and (ii) the persons who were the members of the Board of Directors prior to such approval do not represent a majority of the directors of the surviving, resulting or acquiring entity or the parent thereof; (c) the stockholders of the Company approve a plan of liquidation of the Company; or (d) within any period of 24 consecutive months, persons who were members of the Board of Directors immediately prior to such 24-month period, together with any persons who were first elected as directors (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest) during such 24-month period by or upon the recommendation of persons who were members of the Board of Directors of the Company immediately prior to such 24-month period and who constituted a majority of the Board of Directors at the time of such election, cease to constitute a majority of the Board.

     2.5  "Code" or "Internal Revenue Code" means the Internal Revenue Code of
           ----      ---------------------
1986, as amended, Treasury Regulations (including proposed regulations) thereunder and any subsequent Internal Revenue Code.

     2.6  "Commission" means the Securities and Exchange Commission or any
           ----------
successor agency.

     2.7  "Committee" means the person or persons appointed by the Board of
           ---------
Directors to administer the Plan, as further described in the Plan.

     2.8  "Common Stock" means the shares of the common stock, par value $.01
           ------------
per share, of the Company, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the common stock of any successor to the Company which is designated for the purpose of the Plan.

     2.9  "Company" means VisCorp, a Nevada corporation, and includes any
           -------
successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

     2.10 "Director" means each and any director who serves on the Board and who
           --------
is not an officer or employee of the Company or any of its Affiliates.

    2.11 "Disability" means a mental or physical illness that renders a
          ----------
Participant totally and permanently incapable of performing the Participant's duties for the Company or an Affiliate. Notwithstanding the foregoing, a Disability shall not qualify under the Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered, or incurred, while participating in a criminal offense. The determination of Disability for purposes of the Plan shall not be construed to be an admission of disability for any other purpose.

    2.12 "Effective Date" means May 6, 1996.
          --------------

    2.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended,
          ------------
and the rules and regulations promulgated thereunder.

    2.14 "Fair Market Value" means:
          -----------------

    (a) prior to a Public Offering, the value determined on the basis of the good faith determination of the Committee and without regard to whether the Common Stock is restricted, illiquid or represents a minority interest, unless expressly provided otherwise in an Agreement;

    (b)  on the date of a Public Offering, the initial price to the public; and

    (c) on or after a Public Offering, the value determined on the basis of the good faith determination of the Committee, without regard to whether the Common Stock is restricted or represents a minority interest, pursuant to the applicable method described below:

         (i) if the Common Stock is listed on a national securities exchange or quoted on NASDAQ, the closing price of the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), as reported by the principal national exchange on which such shares are traded (in the case of an exchange) or by NASDAQ, as the case may be;

         (ii) if the Common Stock is not listed on a national securities exchange or quoted on NASDAQ, but is actively traded in the over-the-counter market, the average of the closing bid and asked prices for the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), or the most recent preceding date for which such quotations are reported; and

         (iii) if, on the relevant date, the Common Stock is not publicly traded or reported as described in (i) or (ii), the value determined in good faith by the Committee.

     2.15  "Grant Date" means the date as of which an Option is granted pursuant
            ----------
to the Plan.

     2.16  "NASDAQ" means The Nasdaq Stock Market, including the Nasdaq National
            ------
Market.

     2.17  "Option" means the right to purchase the number of shares of Common
            ------
Stock specified by the Plan at a price and for a term fixed by the Plan, and subject to such other limitations and restrictions as the Plan and the Committee imposes.

     2.18  "Option Period" means the period during which the Option shall be
            -------------
exercisable in accordance with the Agreement and Article V.

     2.19  "Option Price" means the price at which the Common Stock may be
            ------------
purchased under an Option as provided in Section 5.3.

     2.20  "Participant" means a Director to whom an Option has been granted
            -----------
under the Plan, and in the event a Representative is appointed for a Participant or another person becomes a Representative, then the term "Participant" shall mean such appointed Representative. The term also shall include a trust for the benefit of the Participant, the Participant's parents, spouse or descendants; a partnership the interests in which are for the benefit of the Participant, the Participant's parents, spouse or descendants; or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted by the Committee and not inconsistent with an application of Rule 16b-3. Notwithstanding the foregoing, the term "Termination of Directorship" shall mean the Termination of the Directorship of the Director.

     2.21  "Plan" means the VisCorp Non-employee Directors' Stock Option Plan,
            ----
as herein set forth and as may be amended from time to time.

     2.22  "Public Offering" means the initial public offering of shares of
            ---------------
Common Stock under the Securities Act.

     2.23  "Representative" means (a) the person or entity acting as the
            --------------
executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the beneficiary of the Participant upon or following the Participant's death; or (d) any person to whom an Option has been permissibly transferred by the Committee; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

     2.24  "Rule 16b-3" or "Rule 16a-1(c)(3)" mean Rule 16b-3 and Rule
            ----------      ----------------
16a-1(c)(3), as promulgated under the Exchange Act, as amended from time to time, or any successor thereto, in effect and applicable to the Plan and Participants.

     2.25  "Securities Act" means the Securities Act of 1933, as amended, and
            --------------
the rules and regulations promulgated thereunder.

     In addition, certain other terms used herein have definitions given to them in the first place in which they are used.


                                  ARTICLE III
                                  -----------

                                ADMINISTRATION
                                --------------

     3.1  Committee Structure and Authority.  The Plan shall be administered by
          ---------------------------------
the Committee which, except as provided herein, shall be comprised of one or more persons. The Committee shall be the Compensation Committee of the Board of Directors, unless such committee does not exist or the Board establishes another committee whose purpose is the administration of the Plan. In the absence of an appointment, the Board shall be the Committee; provided that only those members of the Compensation Committee of the Board who participate in the decision relative to Options under the Plan shall be deemed to be part of the "Committee" for purposes of the Plan. A majority of the Committee shall constitute a quorum at any meeting thereof (including telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of the Plan. The Committee may authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

     The Committee shall have the authority, subject to (i) the terms of the Plan and (ii) the limitations of Rule 16b-3(c)(2)(ii), to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Option issued under the Plan and to otherwise supervise the administration of the Plan. The Committee's policies and procedures may differ with respect to Options granted at different times or to different Participants.

     Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants. Any determination shall not be subject to de novo review if challenged in court.
           -- ----

                                  ARTICLE IV
                                  ----------

                             STOCK SUBJECT TO PLAN
                             ---------------------

     4.1  Number of Shares. Subject to the adjustment under Section 4.5, the
          ----------------
total number of shares of Common Stock reserved and available for issuance pursuant to Options under the Plan shall be three hundred thousand (300,000) shares of Common Stock authorized for issuance on the Effective Date. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     4.2  Release of Shares. The Committee shall have full authority to
          -----------------
determine the number of shares of Common Stock available for Stock Options, and in its discretion may include (without limitation) as available for distribution any shares of Common Stock that have ceased to be subject to Stock Options, any shares of Common Stock subject to any Stock Options that are forfeited, any Stock Options that otherwise terminate without issuance of shares of Common Stock being made to the Participant, or any shares (whether or not restricted) of Common Stock that are received by the Company in connection with the exercise of a Stock Option, including the satisfaction of any tax liability or the satisfaction of a tax withholding obligation. If any shares could not again be available for Options to a particular Participant under applicable law, such shares shall be available exclusively for Options to Participants who are not subject to such limitations.

     4.3  Restrictions on Shares. Shares of Common Stock issued upon exercise
          ----------------------
of an Option shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the Option Agreement. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange, NASDAQ or other public market on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and (iii) the satisfaction of any applicable withholding obligation in order for the Company or an Affiliate to obtain a deduction with respect to the exercise of an Option. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in the Plan or as the Committee may otherwise require. The Committee may require any person exercising an Option to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

     4.4. Reasonable Efforts To Register. If there has been a Public Offering,
          ------------------------------
the Company will register under the Securities Act the Common Stock delivered or deliverable pursuant to Options on Commission Form S-8 if available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, as soon as such forms are available for registration to the Company for this purpose. The Company will use its reasonable efforts to cause the registration statement to become effective as soon as possible and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of (a) one year following the expiration of the Option Period of the last Option outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act and (c) the date all Participants have disposed of all shares delivered pursuant to any Option. The Company may delay the foregoing obligation if the Committee reasonably determines that any such registration would materially and adversely affect the Company's interests or if there is no material benefit to Participants.

     4.5  Adjustments.  In the event of a stock dividend, stock split,
          -----------
combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction, Company stock offering or event involving the Company and having an effect similar to any of the foregoing, then the Committee shall adjust or substitute, as the case may be, the number of shares of Common Stock available for Options under the Plan, the number of shares of Common Stock covered by outstanding Options, the exercise price per share of outstanding Options, and any other characteristics or terms of the Options as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as shall reasonably be determined by the Committee.

     4.6  Limited Transfer During Offering.  In the event there is an effective
          --------------------------------
registration statement under the Securities Act pursuant to which shares of Common Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares received directly or indirectly pursuant to an exercise of an Option.

                                   ARTICLE V
                                   ---------

                                    OPTIONS
                                    -------

     5.1  Eligibility.  Each Director shall be granted Options to purchase
          -----------
shares of Common Stock as provided herein.

     5.2  Grant and Exercise.  Each person who is elected as a Director and
          ------------------
constitutes an eligible Participant shall be granted an Option on the effective date of their becoming an eligible Participant to purchase twenty-five thousand (25,000) shares of Common Stock without further action by the Board or the Committee. Each person who is subsequently re-elected to a second term as a Director and continues to constitute an eligible Participant shall, on the date of such re-election, without further action by the Board or the Committee, be granted an option to purchase an additional twenty-five thousand (25,000) shares of Common Stock. Each person who is subsequently re-elected to a third term as a Director and continues to constitute an eligible Participant shall, on the date of such re-election, without further action by the Board or the Committee, be granted an Option to Purchase fifty thousand (50,000) shares of Common Stock. If the number of shares of Common Stock available to grant under the Plan on a scheduled date of grant is insufficient to make all automatic grants required to be made pursuant to the Plan on such date, then each eligible Director shall receive an Option to purchase a pro rata number of the remaining shares of Common Stock available under the Plan; provided further, however, that if such proration results in fractional shares of Common Stock, then such Option shall be rounded down to the nearest number of whole shares of Common Stock. If there is no whole number of shares remaining to be granted, then no grants shall be made under the Plan. Each Option granted under the Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in the Plan. Such Agreement shall become effective upon execution by the Participant.

     5.3  Terms and Conditions.  Options shall be subject to such terms and
          --------------------
conditions as shall be determined by the Committee, including in each case the following:

     (a)  Option Period.  The Option Period of each Option shall be five (5)
          -------------
years.

     (b)  Option Price.  The Option Price per share of the Common Stock
          ------------
purchasable under an Option shall be the Fair Market Value as of the Grant Date.

     (c)  Exercisability.  Unless an earlier time is specified in an Agreement,
          --------------
and subject to the provisions of Section 6.3, Options granted on the Effective Date of a Public Offering shall become fully exercisable upon the Grant Date and Options granted thereafter shall become exercisable on the first anniversary of the Grant Date. An Option only shall be exercisable during the Option Period.

     (d)  Method of Exercise.  Subject to the provisions of this Article V, a
          ------------------
Participant may exercise Stock Options, in whole or in part, at any time during the Option Period by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased. Except when waived by the Committee, such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee (including approval at the time of exercise), payment in full or in part may also be made (i) by delivering Common Stock already owned by the Participant having a total Fair Market Value on the date of such delivery equal to the Option Price; (ii) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee and permitted in accordance with
Section 5.3(e); (iii) by authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option Price; (iv) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise an Option (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called "cashless" exercise); or (v) by certifying ownership of shares of Common Stock by the Participant to the satisfaction of the Committee for later delivery to the company as specified by the committee; or (vi) by any combination of the foregoing or by any other method permitted by the Committee.

     (e)  Nontransferability of Options.  Except as provided herein or in an
          -----------------------------
Agreement, no Option or interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution, and all Options shall be exercisable during the Participant's lifetime only by the Participant. If and to the extent transferability is permitted by Rule 16b-3 and except as otherwise provided herein or by an Agreement, every Option granted hereunder shall be freely transferable, but only if such transfer does not result in liability under Section 16 of the Exchange Act to the Participant or other Participants and is consistent with registration of the Option and sale of Common Stock on Form S-8 (or a successor form) or the Committee's waiver of such condition.

     5.4  Termination.  Unless otherwise provided in an Agreement or determined
          -----------
by the Committee, if a Participant ceases to be a Director due to death, any unexpired and unexercised Stock Option held by such Participant shall thereafter be fully exercisable for a period of ninety (90) days following the date of the appointment of a Representative (or such other period or no period as the Committee may specify) or until the expiration of the Option Period, whichever period is the shorter. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant ceases to be a Director due to a Disability, any unexpired and unexercisable Stock Option held by such Participant shall thereafter be fully exercisable by the Participant for the period of ninety (90) days (or such other period or no period as the Committee may specify) immediately following the date the Participant ceases to be a Director or until the expiration of the Option Period, whichever period is shorter, and the Participant's death at any time following the date the Participant ceases to be a Director due to Disability shall not affect the foregoing.

     Unless otherwise provided in an Agreement or determined by the Committee, if a Participant's directorship is terminated for any reason other than due to Participant's death or Disability, any Option held by such Participant shall thereupon terminate. Unless otherwise provided in an Agreement, the death or Disability of a

Participant after a termination of Directorship otherwise provided herein shall not extend the exercisability of the time permitted to exercise an Option.

                                  ARTICLE VI
                                  ----------

                                 MISCELLANEOUS
                                 -------------

     6.1  Amendments and Termination.  The Board may amend, alter or discontinue
          --------------------------
the Plan at any time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under a Stock Option, theretofore granted without the Participant's consent, except such an amendment
(a) made to avoid an expense charge to the Company or an Affiliate, (b) made to cause the Plan to qualify for the exemption provided by Rule 16b-3, (c) to prevent the Plan from being disqualified from the exemption provided by Rule 16b-3, or (d) made to permit the Company or an Affiliate a deduction under the Code. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement. Notwithstanding the foregoing, the Plan may not be amended more than once every six (6) months to change the Plan provisions listed in section
(c)(2)(ii)(A) of Rule 16b-3, other than to comport with changes in the Code or Rule 16b-3.

     The Committee may amend the Plan at any time subject to the same limitations (and exceptions to limitations) as applied to the Board and further subject to any approval or limitations the Board may impose.

     The Committee may amend the terms of any Stock Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent or reduce an Option Price, except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3, avoid an expense charge to the Company or an Affiliate or qualify for a deduction. The Committee's discretion to amend the Plan or Agreement shall be limited to the Plan's constituting a plan described in section (c)(2)(ii) of Rule 16b-3.

     Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting is available.

     6.2  General Provisions.
          ------------------

     (a)  Representation.  The Committee may require each person purchasing or
          --------------
receiving shares pursuant to an Option to represent to and agree with the Company

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

in writing that such person is acquiring the shares without a view to the distribution thereof in violation of the Securities Act. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     (b)  Withholding.  If determined to be required to protect the Company, no
          -----------
later than the date as of which an amount first becomes includable in the gross income of the Participant for Federal income tax purposes with respect to any Option, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Option that gives rise to the withholding requirement, provided that any applicable requirements under Section 16 of the Exchange Act are satisfied. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

     (c)  Controlling Law.  The Plan and all Options made and actions taken
          ---------------
thereunder shall be governed by and construed in accordance with the laws of the State of Illinois (other than its law respecting choice of law) except to the extent the Nevada Revised Statutes would be mandatorily applicable. The Plan shall be construed to comply with all applicable law, and to avoid liability to the Company, an Affiliate or a Participant, including, without limitation, liability under Section 16(b) of the Exchange Act.

     (d)  Offset.  Any amounts owed to the Company or an Affiliate by the
          ------
Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under the Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under the Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

     (e)  Fail-Safe.  With respect to persons subject to Section 16 of the
          ---------
Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or Rule 16a-1(c)(3). To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 or Rule 16a-1(c)(3) to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of Options) shall be deemed to be incorporated by reference into the Plan with respect to Participants subject to Section 16.

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

     6.3  Special Provisions Regarding a Change in Control.  Notwithstanding
          ------------------------------------------------
any other provision of the Plan to the contrary, unless otherwise provided in an Agreement, in the event of a Change in Control:

     (a) Any Stock Options outstanding as of the date of such Change in Control and not then exercisable shall become fully exercisable to the full extent of the original grant;

     (b) The Committee shall have full discretion, notwithstanding anything herein or in an Option Agreement to the contrary, to do any or all of the following with respect to an outstanding Stock Option:

              (1) To cause any Stock Option to be cancelled, provided notice of at least 15 days thereof is provided before the date of cancellation;

              (2) To provide that the securities of another entity be substituted hereunder for the Common Stock and to make equitable adjustment with respect thereto;

              (3) To grant the Participant by giving notice during a pre-set period to surrender all or part of a Stock Option to the Company and to receive cash in an amount equal to the amount by which the "Change in Control Price" (as defined in Section 6.3(c)) per share of Common Stock on the date of such election shall exceed the amount which the Participant must pay to exercise the Option per share of Common Stock under the Option (the "Spread") multiplied by the number of shares of Common Stock granted under the Option;

              (4) To require the assumption of the obligation of the Company under the Plan subject to appropriate adjustment; and

              (5)  To take any other action the Committee determines to take.

     (c) For purposes of this Section, "Change in Control Price" means the higher of (i) the highest reported sales price of a share of Common Stock in any transaction reported on the principal exchange on which such shares are listed or on NASDAQ during the sixty (60)-day period prior to and including the date of a Change in Control, or (ii) if the Change in Control is the result of a corporate transaction, the highest price per share of Common Stock paid in such tender or exchange offer or a corporate transaction. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee.

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

     6.4  Delay.  If at the time, the Participant is subject to "short-swing"
          -----
liability under Section 16 of the Exchange Act, any time period provided for under the Plan, to the extent necessary to avoid the imposition of liability, shall be suspended and delayed during the period the Participant would be subject to such liability.

     6.5  Headings.  The headings contained in the Plan are for reference
          --------
purposes only and shall not affect the meaning or interpretation of the Plan.

     6.6  Severability.  If any provision of the Plan shall for any reason be
          ------------
held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and the Plan shall be construed as if such invalid or unenforceable provision were omitted.

     6.7  Successors and Assigns.  The plan shall inure to the benefit of and be
          ----------------------
binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

     6.8  Entire Agreement.  The Plan and the Agreement constitute the entire
          ----------------
agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of the Plan shall control.

     As of May 6, 1996.

                                  VisCorp


                                  By: /s/ W.H. BUCK
                                      -----------------------
                                      WILLIAM H. BUCK
                                      Chief Executive Officer




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